Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad
Prospect Capital Corporation Surpasses $1 Billion Preferred Fundraising Milestone and Upsizes Extended Credit Facility to $1.584 Billion

NEW YORK, September 9, 2022 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect’s preferred stock offerings (collectively, the “Preferred Stock”) have exceeded $1.0 billion in aggregate liquidation preference issuances since the initial closing in the quarter ending December 31, 2020. The ongoing offering of the Series A1, M1, and M2 Preferred Stock being raised in the private wealth, institutional, and Registered Investment Advisor channels has approximately $645 million now available for sale.
In addition, on September 7, 2022, Prospect entered into an extension and upsizing of the revolving credit facility (the “Facility”) for Prospect Capital Funding LLC (“PCF”), a GAAP consolidated and non-recourse subsidiary of Prospect, which (i) will become effective on September 15, 2022, (ii) extends the term five years and the revolving period four years from such effective date, (iii) changes the interest rate on drawn amounts from one-month LIBOR plus 2.05% to one-month Term SOFR plus 2.05%, and (iv) increases the accordion feature, which allows the Facility, at Prospect's discretion, to accept additional commitments for up to a total of $2.000 billion of commitments.
The Facility is increasing from $1.500 billion of commitments from 43 lenders to $1.584 billion of commitments from 44 lenders.
Upon effectiveness of the extension, the Facility (i) will mature on September 15, 2027 and (ii) will include a revolving period that extends through September 15, 2026, followed by an additional one-year amortization period.
“Prospect’s non-traded preferred stock offers investors recurring cash income with a stable stated value, ongoing liquidity, management alignment, leverage caps, and over $4 billion of junior common equity credit support." said Grier Eliasek, President of Prospect. “Prospect is a leading issuer of non-traded preferred stock, with each of institutional, registered investment advisor, wirehouse, independent private wealth, and international investor channels having invested in Prospect’s preferred stock. With multiple liquidity events occurring with products in the nontraded registered marketplace here in 2022, we welcome interest from any such investors and their advisors in Prospect's preferred stock offerings. We also appreciate the support of our institutional bank lenders with the recent upsizing and extension of our revolving credit facility, which together with our preferred fundraising arms us with significant funding to help us capitalize on attractive investment opportunities in the marketplace today.”
Preferred Capital Securities LLC (“PCS”) is a securities broker dealer and the dealer manager for the ongoing offering of the Series A1, M1, and M2 Preferred Stock. PCS has raised approximately $3 billion in non-traded preferred stock since its formation in 2011.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A1, M1, and M2 Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.
Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702